UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 22, 2015

(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2014

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 22, 2015, Midway Gold Corp. (the “Company”) received a notice from the NYSE MKT LLC (the “Exchange”) that the Exchange had suspended the Company’s common shares from trading immediately and determined to commence proceedings to delist the Company’s common shares pursuant to Section 1003(c)(iii) of the NYSE MKT LLC Company Guide. The Exchange’s determination was based on the previously disclosed chapter 11 bankruptcy filings of the Company and certain of its domestic direct and indirect subsidiaries.

The Company does not intend to take any further action to appeal the Exchange’s decision, and therefore it is expected that the common shares will be delisted after the completion of the Exchange’s application to the Securities and Exchange Commission.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 22, 2015, Timothy J. Haddon, the Chairman of the Board, resigned from the Company’s Board of Directors. Mr. Haddon resigned for personal reasons and his resignation was not the result of any disagreement with the Company. The Company would like to thank Mr. Haddon for his service.

Item 8.01. Other Events.

On June 22, 2015, the Toronto Stock Exchange (“TSX”) suspended the Company’s common shares from trading immediately while the TSX reviews the Company’s continued eligibility for listing under the TSX’s Expedited Review Process. The suspension and possible delisting are based on the chapter 11 bankruptcy filings of the Company and certain of its domestic direct and indirect subsidiaries, the Company’s financial condition and/or operating results, and whether the Company has adequate working capital and appropriate capital structure. A hearing to decide whether to delist the Company’s securities from the TSX is currently scheduled for June 25, 2015.

The Company does not intend to take any further action to appeal the TSX’s decision, and therefore it is expected that the common shares will be delisted after the completion of the TSX’s proceedings.

Item 7.01. Regulation FD Disclosure.

On June 22, 2015, Midway Gold Corp. (the “Registrant”) issued a press release announcing delisting of the Company’s common shares. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein. In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Exhibits.

The following exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Press Release, dated June 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: June 22, 2015	By: /s/ William M. Zisch William M. Zisch President & Chief Executive Officer

EXHIBIT INDEX

The following exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

Exhibit	Description
99.1	Press Release, dated June 22, 2015